Exhibit 10.1
CANADIAN FORM
RESTRICTED STOCK UNIT AWARD AGREEMENT
DOLLAR FINANCIAL CORP. 2005 STOCK INCENTIVE PLAN
          THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is made as of ____________ (the “Effective Date”) between Dollar Financial Corp. (the “Company”) and ____________ (the “Grantee”).
          WHEREAS, the Company maintains the Dollar Financial Corp. 2005 Stock Incentive Plan (the “Plan”) for the benefit of its key employees, directors and consultants who provide services to the Company; and
          WHEREAS, the Plan permits the award of restricted stock units (“Restricted Stock Units”) with respect to shares of the Company’s Common Stock (the “Common Stock”); and
          WHEREAS, to compensate the Grantee for his service to the Company and to further align the Grantee’s personal financial interests with those of the Company’s stockholders, the Company wishes to award the Grantee a number of restricted stock units, on the terms and conditions contained in the Plan and this Agreement.
          NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Grantee, as of the Effective Date, Restricted Stock Units under the Plan. Each Restricted Stock Unit which vests shall entitle the Grantee to receive one share of Common Stock on the applicable issuance date in accordance with the Issuance Schedule. The number of shares of Common Stock subject to the awarded Restricted Stock Units, the applicable vesting schedule for those shares, the date on which those vested shares shall become issuable to the Grantee and the remaining terms and conditions governing the award (the “Award”) shall be as set forth in this Agreement.
AWARD SUMMARY

Number of Shares Subject to Award:	________ shares of Common Stock (the “Shares”).

Vesting Schedule:	The Shares shall vest upon the earliest to occur of (i) the first anniversary of the Effective Date, (ii) the date of the first stockholders meeting occurring after the Effective Date, (iii) a Change in Control, and (iv) the Grantee’s death (each a “Vesting Date”), provided the Grantee remains in Continuous Status as a Director through the applicable Vesting Date.

Issuance Schedule:	The Shares will be issued upon the first to occur of (i) the Grantee’s ceasing to be a Director (for greater certainty, whether by resignation from the Board, not standing for re-election to the Board, or not being elected or re-elected to the Board) in connection with a Change in Control, and (ii) the earlier of (A) the 91st day after the effective date of the Grantee’s cessation of Continuous Status as a Director and (B) the fifteenth day of the third calendar month following the calendar year in which the Grantee’s Continuous Status as a Director ceased.

The settlement of all Restricted Stock Units which vest under the Award shall be made solely in Shares except where the Administrator would be entitled to settle the Award in non-Share consideration pursuant to Section 16(c) of the Plan; provided, however that the settlement date in such case shall not be earlier than the date on which the Shares would otherwise have been issued pursuant to the Issuance Schedule. In no event, however, shall any fractional shares be issued. Accordingly, the total number of Shares to be issued pursuant to the Award shall, to the extent necessary, be rounded down to the next whole share in order to avoid the issuance of a fractional share.

Notwithstanding anything herein or the Plan to the contrary, to the extent compliance with the requirements of Treas. Reg. § 1.409A-3(i)(2) (or any successor provision) is necessary to avoid the application of an additional tax under Section 409A of the Code, any issuance of Shares that are otherwise due within six months following the Grantee’s “separation from service” within the meaning of Treas. Reg. 1.409A-1(h) will be deferred (without interest) and issued to the Grantee immediately following that six month period.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Grantee may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Grantee’s death may be transferred pursuant to the provisions of the Grantee’s will or the laws of inheritance.
          3. Cessation of Service. Should the Grantee cease Service for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of Restricted Stock Units will be reduced accordingly. The Grantee shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units.
          4. Stockholder Rights. The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Grantee becomes the record holder of those Shares following their actual issuance upon the Company’s collection of the applicable Withholding Taxes.

          5. Adjustment in Shares. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off, extraordinary corporate distribution or other similar transaction, an appropriate and proportionate adjustment shall be made to the total number and/or class of securities issuable pursuant to this Award by the Administrator, whose determination will be final, binding and conclusive. The issuance of such securities so issuable shall continue to be governed by the Issuance Schedule set out in the Award Summary and nothing in this Section 5 shall be interpreted to accelerate the date or otherwise deviate from the Issuance Schedule.
          6. Collection of Withholding Taxes. Until such time as the Company provides the Grantee with written or electronic notice to the contrary, the Company shall collect the federal, state and local income and employment taxes (the “Withholding Taxes”), if any, required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the minimum statutory amount required to be withheld by the Company. Notwithstanding the foregoing, the Administrator may, at its sole discretion, require that such Withholding Taxes be paid through one of the following methods selected by the Administrator in lieu of the Share Withholding Method:
•	the Grantee’s delivery of his or her separate check payable to the Company in the amount of such taxes, or

•	the use of the proceeds from a next-day sale of the Shares issued to the Grantee, provided and only if (i) such a sale is permissible under the Company’s trading policies governing the sale of Common Stock, (ii) the Grantee makes an irrevocable commitment, on or before the issue date for those Shares, to effect such sale of the Shares and (iii) the transaction is not otherwise deemed to constitute a prohibited loan under Section 402 of the Sarbanes-Oxley Act of 2002.
          7. Compliance with Laws and Regulations. The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and Grantee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
          8. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Grantee shall be in writing and addressed to Grantee at the address indicated below

Grantee’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          9. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Grantee, the Grantee’s assigns, the legal representatives, heirs and legatees of the Grantee’s estate and any beneficiaries of the Award designated by the Grantee.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan. Except to the extent of any inconsistency between this Agreement and the Plan, the Agreement and Award are in all respects limited by and subject to the terms of the Plan. Where there is an inconsistency between this Agreement and the Plan, the terms of this Agreement shall govern and the Award and any decision of the Administrator in respect thereof shall be subject to this Agreement and interpreted in a manner consistent with the intention of the parties that this Agreement and Award shall qualify as a prescribed plan within the meaning of Regulation 6801(d) of the Income Tax Act (Canada). All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate the Grantee’s service at any time for any reason, with or without cause.
          13. Definitions. All capitalized terms in this Agreement that are not defined herein shall have the meaning assigned to them in the Plan.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

DOLLAR FINANCIAL CORP.
By:
Title: CEO & Chairman of the Board

GRANTEE
Signature:
Address:

CANADIAN FORM
RESTRICTED STOCK UNIT AWARD AGREEMENT
DOLLAR FINANCIAL CORP. 2007 STOCK INCENTIVE PLAN
           THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is made as of ____________ (the “Effective Date”) between Dollar Financial Corp. (the “Company”) and ____________ (the “Grantee”).
          WHEREAS, the Company maintains the Dollar Financial Corp. 2007 Stock Incentive Plan (the “Plan”) for the benefit of its key employees, directors and consultants who provide services to the Company; and
          WHEREAS, the Plan permits the award of restricted stock units (“Restricted Stock Units”) with respect to shares of the Company’s Common Stock (the “Common Stock”); and
          WHEREAS, to compensate the Grantee for his service to the Company and to further align the Grantee’s personal financial interests with those of the Company’s stockholders, the Company wishes to award the Grantee a number of restricted stock units, on the terms and conditions contained in the Plan and this Agreement.
          NOW, THEREFORE, it is hereby agreed as follows:
          14. Grant of Restricted Stock Units. The Company hereby awards to the Grantee, as of the Effective Date, Restricted Stock Units under the Plan. Each Restricted Stock Unit which vests shall entitle the Grantee to receive one share of Common Stock on the applicable issuance date in accordance with the Issuance Schedule. The number of shares of Common Stock subject to the awarded Restricted Stock Units, the applicable vesting schedule for those shares, the date on which those vested shares shall become issuable to the Grantee and the remaining terms and conditions governing the award (the “Award”) shall be as set forth in this Agreement.
AWARD SUMMARY

Number of Shares Subject to Award:	________ shares of Common Stock (the “Shares”).

Vesting Schedule:	The Shares shall vest upon the earliest to occur of (i) the first anniversary of the Effective Date, (ii) the date of the first stockholders meeting occurring after the Effective Date, (iii) a Change in Control, and (iv) the Grantee’s death (each a “Vesting Date”), provided the Grantee remains in Continuous Status as a Director through the applicable Vesting Date.

Issuance Schedule:	The Shares will be issued upon the first to occur of (i) the Grantee’s ceasing to be a Director (for greater certainty, whether by resignation from the Board, not standing for re-election to the Board, or not being elected or re-

elected to the Board) in connection with a Change in Control, and (ii) the earlier of (A) the 91st day after the effective date of the Grantee’s cessation of Continuous Status as a Director and (B) the fifteenth day of the third calendar month following the calendar year in which the Grantee’s Continuous Status as a Director ceased.

The settlement of all Restricted Stock Units which vest under the Award shall be made solely in Shares except where the Administrator would be entitled to settle the Award in non-Share consideration pursuant to Section 16(c) of the Plan; provided, however that the settlement date in such case shall not be earlier than the date on which the Shares would otherwise have been issued pursuant to the Issuance Schedule. In no event, however, shall any fractional shares be issued. Accordingly, the total number of Shares to be issued pursuant to the Award shall, to the extent necessary, be rounded down to the next whole share in order to avoid the issuance of a fractional share.

Notwithstanding anything herein or the Plan to the contrary, to the extent compliance with the requirements of Treas. Reg. § 1.409A-3(i)(2) (or any successor provision) is necessary to avoid the application of an additional tax under Section 409A of the Code, any issuance of Shares that are otherwise due within six months following the Grantee’s “separation from service” within the meaning of Treas. Reg. 1.409A-1(h) will be deferred (without interest) and issued to the Grantee immediately following that six month period.
          15. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Grantee may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Grantee’s death may be transferred pursuant to the provisions of the Grantee’s will or the laws of inheritance.
          16. Cessation of Service. Should the Grantee cease Service for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of Restricted Stock Units will be reduced accordingly. The Grantee shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units.
          17. Stockholder Rights. The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Grantee becomes the record holder of those Shares following their actual issuance upon the Company’s collection of the applicable Withholding Taxes.
          18. Adjustment in Shares. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off, extraordinary corporate distribution or other similar transaction, an appropriate and proportionate adjustment shall be made to the total number and/or class of securities issuable pursuant to this Award by the Administrator, whose determination will be final, binding and conclusive. The issuance of such securities so issuable shall continue to be governed by the Issuance Schedule set out in the Award Summary and nothing in this Section 5 shall be interpreted to accelerate the date or otherwise deviate from the Issuance Schedule.
          19. Collection of Withholding Taxes. Until such time as the Company provides the Grantee with written or electronic notice to the contrary, the Company shall collect the federal, state and local income and employment taxes (the “Withholding Taxes”), if any, required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the minimum statutory amount required to be withheld by the Company. Notwithstanding the foregoing, the Administrator may, at its sole discretion, require that such Withholding Taxes be paid through one of the following methods selected by the Administrator in lieu of the Share Withholding Method:
•	the Grantee’s delivery of his or her separate check payable to the Company in the amount of such taxes, or

•	the use of the proceeds from a next-day sale of the Shares issued to the Grantee, provided and only if (i) such a sale is permissible under the Company’s trading policies governing the sale of Common Stock, (ii) the Grantee makes an irrevocable commitment, on or before the issue date for those Shares, to effect such sale of the Shares and (iii) the transaction is not otherwise deemed to constitute a prohibited loan under Section 402 of the Sarbanes-Oxley Act of 2002.
          20. Compliance with Laws and Regulations. The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and Grantee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
          21. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Grantee shall be in writing and addressed to Grantee at the address indicated below Grantee’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          22. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Grantee, the Grantee’s assigns, the legal representatives, heirs and legatees of the Grantee’s estate and any beneficiaries of the Award designated by the Grantee.
          23. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan. Except to the extent of any inconsistency between this Agreement and the Plan, the Agreement and Award are in all respects limited by and subject to the terms of the Plan. Where there is an inconsistency between this Agreement and the Plan, the terms of this Agreement shall govern and the Award and any decision of the Administrator in respect thereof shall be subject to this Agreement and interpreted in a manner consistent with the intention of the parties that this Agreement and Award shall qualify as a prescribed plan within the meaning of Regulation 6801(d) of the Income Tax Act (Canada). All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award.
          24. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          25. Employment at Will. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate the Grantee’s service at any time for any reason, with or without cause.
          26. Definitions. All capitalized terms in this Agreement that are not defined herein shall have the meaning assigned to them in the Plan.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

DOLLAR FINANCIAL CORP.
By:
Title: CEO & Chairman of the Board

GRANTEE
Signature:
Address:

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